UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act

Date of Report (Date of Earliest event Reported): March 5, 2014

SMARTDATA CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-53498	87-0449945
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 1593

Moab, Utah 84532

(Address of principal executive offices, including zip code)

(801) 557-6748

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

TABLE OF CONTENTS

Item No.	Description of Item	Page No.
Item 4.01	Changes in Registrant’s Certifying Accountant	2

Item 9.01	Financial Statements and Exhibits	2

Item 4.01 Changes in Registrant’s Certifying Accountant

On March 5, 2014, the Board of Directors, dismissed Mantyla McReynolds, LLC  as its independent registered public accounting firm and engaged Seale and Beers, LLC as its independent registered public accounting firm.

Mantyla McReynolds, LLC  reports on our financial statements as of and for the fiscal years ended 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that its report for the fiscal years ended 2013 and 2012 contained a going concern qualification as to the ability of us to continue.

During our most recent period ending in 2013 and during the subsequent interim period through the date of this Report, there were (1) no disagreements with Mantyla McReynolds, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Mantyla McReynolds, LLC would have caused Mantyla McReynolds, LLC  to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K, with the exception of material weaknesses identified in the Company’s internal control over financial reporting.

Concurrent with the decision to dismiss Mantyla McReynolds, LLC as our independent auditor, our board of directors elected to engage Seale and Beers, LLC (“Seale and Beers”) as our independent registered public accounting firm.

During the fiscal years ended 2013 and through the date hereof, neither us nor anyone acting on our behalf consulted Seale and Beers, with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that Seale and Beers concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

We furnished Mantyla McReynolds, LLC with a copy of this disclosure on March 8, 2014, providing Mantyla McReynolds with the opportunity to furnish us with a letter addressed to the SEC stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree.  Mantyla McReynolds, LLC's  letter agreeing with our statements is attached as Exhibit 16.

Item 9.01 Financial Statements and Exhibits.

16	Letter from Mantyla McReynolds, LLC, dated March 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2014

SmartData Corporation, Inc

By:	/s/ Zachary Bradford, CPA
Chief Financial Officer

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